SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported):  October 13, 1998


                   AMERICAN HOME PRODUCTS CORPORATION
         (Exact name of registrant as specified in its charter)



     Delaware                      1-1225                  13-2526821
(State or other jurisdiction  (Commission File           (IRS Employer
 of incorporation)                  Number)             Identification No.)






Five Giralda Farms, Madison, New Jersey                       07940
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code: 973-660-5000

Item 5.   Other Events.

          On October 13, 1998, American Home Products Corporation ("AHP") and Monsanto Company ("Monsanto") announced that by mutual consent they have terminated the Agreement and Plan of Merger among AHP, MA Sub, Inc., a wholly owned subsidiary of AHP ("Merger Sub"), and Monsanto, dated as of May 31, 1998 (the "Merger Agreement"). The Board of Directors of each of the two companies has determined that the transaction is not in the best interest of their respective stockholders.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          (99) Press Release, dated October 13, 1998, announcing the termination of the Merger Agreement between AHP, Merger Sub and Monsanto.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMERICAN HOME PRODUCTS CORPORATION


                         By: /s/ Paul J. Jones
                               Vice President and Comptroller
                              (Duly Authorized Signatory and
                               Chief Accounting Officer)



Dated:  October 13, 1998

                                   EXHIBIT INDEX


              (99) Press Release, dated October 13, 1998, announcing the termination of the Merger Agreement between AHP, Merger Sub and Monsanto.